SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report                                    February 12, 1999
 (Date of earliest event reported)                      (January 29, 1999)


                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


      California                   0-16467                      33-0098488
     (State or other             (Commission                 (IRS Employer
     jurisdiction of             File Number)             Identification Number)
     incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:             (650) 343-9300
                                                                --------------












                   This Form 8-K contains a total of 8 pages.

                              No exhibit required.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On January 20, 1999, Rancon Realty Fund V, a California Limited Partnership (the Registrant), sold 24 acres of land (referred to as the Perris Ethanac land) located in Perris, Riverside County, California, to an unaffiliated entity for $502,200. The sale generated net proceeds of $446,000, which were added to the Registrant's cash reserves.

On January 29, 1999, the Registrant sold five distribution-center buildings (referred to as Rancon Centre Ontario) located in Ontario, California, to an unaffiliated entity for $7,650,000. As part of the terms of the sale, the Registrant loaned $5,715,000 to the buyer (the "RCO Note"). The RCO Note is secured by a deed of trust encumbering the Rancon Centre Ontario property, bears interest at 8% and matures on January 1, 2000. The sale generated net proceeds of $1,648,000, which were added to the Registrant's cash reserves.

Also on January 29, 1999, the Registrant sold 60.14 acres of land (referred to as the Perris Nuevo land) located in Perris, Riverside County, California, to an unaffiliated entity for $675,000. As part of the terms of the sale, the Registrant loaned $475,000 to the buyer (the "Nuevo Note"). The Nuevo Note is secured by a deed of trust encumbering the Perris Nuevo land, bears interest at 6% and matures on November 15, 1999. The sale generated net proceeds of $135,000, which were added to the Registrant's cash reserves.

This Form 8-K of the Registrant incorporates the sale of 38.5 acres of land (referred to as the Ontario land) located in Ontario, California, to an unaffiliated entity for $5,500,000 on December 31, 1998. The sale generated net proceeds of $5,266,000, which were added to the Registrant's cash reserves. On January 14, 1999, the Registrant filed a report on Form 8-K with respect to the sale of the Ontario land.

Item 7.       FINANCIAL STATEMENTS

(b) PRO-FORMA FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of September 30, 1998 has been prepared to reflect the sale of real estate investments (as discussed above) as if each transaction had been completed on September 30, 1998. The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997, have been prepared to reflect the sales of real estate investments (as discussed above) as if each transaction had been completed on January 1, 1997.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results which would have occurred if the sales of real estate investments had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.


                                                RANCON REALTY FUND V,
                                          A CALIFORNIA LIMITED PARTNERSHIP
                                        Pro Forma Consolidated Balance Sheet
                                              As of September 30, 1998
                                      (in thousands, except units outstanding)
                                                     (Unaudited)



                                                                                 Pro Forma
                                                             Historical          Adjustments           Pro Forma

Assets Investment in real estate:
   Rental property, net                                      $    28,704         $        --         $      28,704
   Land held for development, net                                  2,691                  --                 2,691
   Rental property held for sale, net                              3,959              (3,959)                   --
   Land held for sale, net                                         6,209              (6,209)                   --
                                                             -----------         ------------        -------------
      Total real estate investments                               41,563             (10,168)               31,395


Cash and cash equivalents                                          4,065               7,495                11,560
Restricted cash                                                      353                  --                   353
Accounts and interest receivable                                     122                  (1)                  121
Notes receivable                                                   1,175               6,190                 7,365
Deferred financing costs and other fees, net                         989                 (17)                  972
Prepaid expenses and other assets                                    730                 (44)                  686
                                                             -----------         -----------         -------------
      Total assets                                           $    48,997         $     3,455         $      52,452
                                                             ===========         ===========         =============


Liabilities
   Notes payable                                             $    13,553         $        __         $      13,553
   Accounts payable and accrued expenses                             710                (140)                  570
   Interest payable                                                   73                  --                    73
                                                             -----------         -----------         -------------
      Total liabilities                                           14,336                (140)               14,196

Commitments and contingent liabilities                                __                  __                    __

Partners' equity (deficit):                                         (964)                 36                  (928)
   General partners
   Limited partners, 76,842 limited partnership
      units outstanding                                           35,625               3,559                39,184
                                                             -----------         -----------         -------------
         Total partners' equity                                   34,661               3,595                38,256
                                                             -----------         -----------         -------------
         Total liabilities and partners' equity              $    48,997         $     3,455         $      52,452
                                                             ===========         ===========         =============


                                   Pro Forma Consolidated Statement of Operations
                                    For the nine months ended September 30, 1998
                            (in thousands, except units outstanding and per unit amounts)
                                                     (Unaudited)



                                                                                 Pro Forma
                                                             Historical          Adjustments           Pro Forma

Revenues:
   Rental income                                             $     4,837         $      (615)        $       4,222
   Interest and other income                                         260                 368                   628
                                                             -----------         -----------         -------------
      Total revenues                                               5,097                (247)                4,850
                                                             -----------         ------------        -------------

Expenses:
   Operating                                                       2,340                (218)                2,122
   Interest expense                                                  963                  --                   963
   Depreciation and amortization                                   1,331                 (94)                1,237
   Expenses associated with undeveloped land                         428                (207)                  221
   General and administrative expenses                             1,010                 (73)                  937
                                                             -----------         ------------        -------------
      Total expenses                                               6,072                (592)                5,480
                                                             -----------         -----------         -------------

Net loss                                                     $      (975)        $       345         $        (630)
                                                             ===========         ===========         =============


Net loss per limited partnership unit                        $     (9.99)        $      3.54         $       (6.45)
                                                             ===========         ===========         =============

Weighted average number of limited  partnership
   units  outstanding  during each period used
   to compute net loss per limited partnership unit               96,582              96,582                96,582
                                                             ===========         ===========         =============


                                   Pro Forma Consolidated Statement of Operations
                                        For the year ended December 31, 1997
                            (in thousands, except units outstanding and per unit amounts)



                                                                                 Pro Forma
                                                             Historical          Adjustments         Pro Forma

Revenues:
   Rental income                                             $     6,894         $      (754)        $       6,140
   Interest and other income                                         379                 492                   871
                                                             -----------         -----------         -------------
      Total revenues                                               7,273                (262)                7,011
                                                             -----------         ------------        -------------

Expenses:
   Operating                                                       3,190                (268)                2,922
   Depreciation and amortization                                   2,065                (205)                1,860
   Interest expense                                                1,298                  --                 1,298
   Provision for impairment of real
      estate investments                                           1,688                  --                 1,688
   Expenses associated with undeveloped land                         615                (272)                  343
   General and administrative                                      1,231                 (97)                1,134
   Proposed dissolution costs                                        479                  --                   479
                                                             -----------         -----------         -------------
      Total expenses                                              10,566                (842)                9,724
                                                             -----------         -----------         -------------

Net loss                                                     $    (3,293)        $       580         $      (2,713)
                                                             ===========         ===========         =============


Net loss per limited
   partnership units                                         $    (32.68)        $      5.75         $      (26.93)
                                                             ===========         ===========         =============

Weighted average number of limited partnership
   units outstanding during period to compute
   net loss per limited partnership units                         99,767              99,767                99,767
                                                             ===========         ===========         =============

                     Notes to Pro Forma Financial Statements


The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 1998 and the Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, reflect the sale of Rancon Centre Ontario and the three land sales (the "Rancon Land") (as discussed in Item 2 on page 2) and include the following pro forma adjustments.

The $3,959,000 decrease in rental property held for sale and the $6,209,000 decrease in land held for sale reflect the net book value of Rancon Center Ontario and the Rancon Land, respectively, as of September 30, 1998.

The increase in cash reflects the net cash proceeds upon the sales of real estate investments.

The $6,190,000 increase in notes receivable reflects the $5,715,000 and $475,000 promissory notes related to the sales of Rancon Center Ontario and the Perris Nuevo land, respectively.

The  decreases  in  rental  income,   operating  expense  and  depreciation  and
amortization reflect the operations of Rancon Centre Ontario for the respective periods.

The increase in interest income for the nine months ended September 30, 1998 and the year ended December 31, 1997, reflects interest on the $6,190,000 notes receivable.

The decrease in expenses associated with undeveloped land for the nine months ended September 30, 1998 and the year ended December 31, 1997, reflect the property tax and other expenses related to the Rancon Land.

The decrease in general and administrative expense for the periods presented primarily reflect a reduction in the asset management fee upon the sales of the real estate assets.

The Registrant recognized the following gain or loss on the sales of the real estate assets.

            Asset                                      Gain/(Loss)
         Ontario Land                                  $  (34,000)
         Perris Ethanac Land                           $ (329,000)
         Rancon Centre Ontario                         $3,352,000
         Perris Nuevo Land                             $  450,000

Although the sale of Rancon Centre Ontario included a $5,715,000 loan from the Registrant to the buyer, the buyer paid cash of approximately $1,862,000 towards the purchase of the property, the historical operations of the property are sufficient to service the loan and the Registrant has no other continuing obligations or involvement with the property and therefore, the Registrant will recognize the sale under the full accrual method of accounting.

Although the sale of the Perris Nuevo land included a $475,000 loan from the Registrant to the buyer, the buyer paid sufficient cash towards the purchase of the property and the Registrant has no other continuing obligations or involvement with the property and therefore, the Registrant will recognize the sale under the full accrual method of accounting.

The loss from the sale of Perris Ethanac includes a provision for the impairment of the real estate totaling $323,000, which was recorded in the fourth quarter of 1998.

The gains/losses on sale and provision for impairment of real estate discussed above have been excluded from the pro forma consolidated operations for the periods presented as these amounts are non-recurring.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  RANCON REALTY FUND V,
                                  a California Limited Partnership (Registrant)



Date:  February 12, 1999          By:    /s/ Daniel L. Stephenson
                                       ------------------------
                                       Daniel L. Stephenson
                                       Chief Executive Officer and
                                       Chief Financial Officer of
                                       Rancon Financial Corporation,
                                       General Partner of Rancon Realty
                                       Fund V, a California Limited Partnership